UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2010

Santa Lucia Bancorp

(Exact name of Registrant as specified in its charter)

California	000-51901	35-2267934
(State or other jurisdiction	(File number)	(I.R.S. Employer
of incorporation)		Identification No.)

7480 El Camino Real, Atascadero, CA	93422
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (805) 466-7087

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 — Hiring of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced by press release today John McNinch, Executive Vice President and Credit Administrator of Santa Lucia Bank will retire on December 31, 2010.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Exhibits

(d)     Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release from Santa Lucia Bancorp dated November 5, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2010	SANTA LUCIA BANCORP

	By:	/s/ Margaret A. Torres
Margaret A. Torres
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)